                                                                    Exhibit 99.1

                                                         Macrovision Corporation
ma(c)rovision                                              2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 743-8600 Main
                                                              (408) 743-8610 Fax

FOR IMMEDIATE RELEASE
---------------------

                         MACROVISION CORPORATION REPORTS
                RECORD REVENUES AND PRO FORMA EARNINGS FOR FOURTH
                                  QUARTER 2004

SANTA CLARA, CALIF. (BUSINESS WIRE)--February 28, 2005--Macrovision Corporation (Nasdaq: MVSN) announced today that fourth quarter 2004 net revenues were a record $59.6 million, compared with $39.9 million in the fourth quarter of 2003, an increase of 49%. Pro forma earnings (before amortization of intangibles from acquisitions, non-cash deferred compensation expense, impairment gains and losses on investments, adjustments for changes to our tax rate, and in-process research and development write-offs) were $16.1 million, or 48% higher than last year's fourth quarter. Pro forma diluted earnings per share for the quarter were $0.31, or 41% higher than the comparable pro forma earnings per share in the fourth quarter a year ago.

Net income for the fourth quarter of 2004 was $15.8 million. Diluted earnings per share for the quarter were $0.31.

Cash and cash equivalents, short-term investments and long-term marketable securities were $254.5 million as of December 31, 2004.

 "We are very pleased with our fourth quarter results," said Bill Krepick, President and CEO at Macrovision. "Our revenues benefited from continued strong performance in our software value management business, and our DVD and pay-per-view (PPV) copy protection businesses. As we look forward to 2005, we are pleased with the progress we are making with our emerging products. We have seen strong growth in our prospect pipeline for our Update Service product for software publishers; we signed a major record label and a second movie studio to our Hawkeye peer-to-peer file sharing service, and our Ripguard DVD antipiracy product was applied to a major European DVD title release. Looking ahead, we are confirming our FY2005 guidance for revenues to be between $220 and $230 million, with pro forma EPS in the $1.03-$1.06 range, and GAAP earnings per share in the range of $0.90-$0.93. GAAP earnings do not reflect stock option expenses under accounting rules which are effective July 1, 2005, the impact of which is currently being estimated. For Q1 2005, we are estimating that our revenues will be in the range of $49-$51 million and our pro forma EPS will be in the range of $0.17-$0.18. This forecast takes into account the fact that we have a number of new products that we expect will slowly gain traction as the year progresses and will culminate in a strong Q4, which will reflect historical seasonality in both of our business units. These projections include the impact of the InstallShield(R) acquisition for the full year."

RESTATEMENT OF 2003 EFFECTIVE TAX RATE

In the course of preparing our 2004 financial statements, we became aware of an understatement of approximately $2.8 million of tax expense for the fourth quarter of 2003. The understatement resulted from a clerical error related to U.S. taxation on income earned outside the U.S. and is not expected to have a current cash impact on the Company. We plan to restate our previously issued financial statements for the fourth quarter and fiscal year 2003 to reflect the correction. Further details of this restatement are available in the related Form 8-K we filed today, which may be accessed through our website at WWW.MACROVISION.COM. The adjustment


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FEBRUARY 28, 2005

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remains subject to ongoing review and we expect to file our corrected financial statements covering the affected period(s) within the next few weeks.

We continue to use pro forma reconciliation condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation, as non-cash, non-operating or non-recurring items (such as amortization of intangibles from acquisitions, amortization of deferred stock-based compensation, impairment gains and losses on investments, adjustments for changes to our tax rate, and in-process research and development write-offs) are excluded from the pro forma earnings calculation. This presentation may be considered more indicative of our ongoing operational performance. The tables below present the differences between pro forma earnings and net income on an absolute and per share basis.

Immediately following the Q4 2004 earnings release, Macrovision will hold an investor conference call on February 28, 2005, from 5:00 p.m. to 6:00 p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-218-0713 (OR INTERNATIONAL +1 303-262-2075) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on February 28, 2005 at 5:00 p.m. ET. Approximately 1-2 hours after the live Webcast ends, the on-demand Webcast of Macrovision's earnings conference call can be accessed until March 14, 2005.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11024324#. Access to the replay is available through March 1, 2005.

ABOUT MACROVISION
Macrovision develops and markets digital rights management ("DRM"), copy protection, and software value management technologies for the consumer software, enterprise software, home video and music industries. Macrovision holds a total of 134 issued or pending United States patents and 915 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision has its corporate headquarters in Santa Clara, California, with international offices in the United Kingdom, Amsterdam, Frankfurt, Tel Aviv, Tokyo, Hong Kong, Taipei and Seoul.

NOTE TO EDITORS: FOR MORE INFORMATION ON MACROVISION CORPORATION AND ITS PRODUCTS, PLEASE VISIT WWW.MACROVISION.COM.

(C) 2005 Macrovision Corporation. Macrovision, FLEXnet, InstallShield and Hawkeye are registered trademarks or trademarks of Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Krepick, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-


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looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the features and benefits of the products of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report on Form 10-K for 2003, its latest Quarterly Report on Form 10-Q for the period ended September 30, 2004, and such other documents as are filed with the Securities and Exchange Commission from time to time. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Macrovision provides pro forma earnings and pro forma earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. Macrovision believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, Macrovision's management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.


                                      # # #

INVESTOR CONTACT:
George Monk
Macrovision Corporation
+1 (408) 743-8600
ir-info@macrovision.com


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FEBRUARY 28, 2005


                                           MACROVISION CORPORATION AND SUBSIDIARIES
                                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    THREE MONTHS                       TWELVE MONTHS
                                                                 ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                          -------------------------------    -------------------------------
                                                               2004            2003              2004             2003
                                                                           (AS RESTATED)                      (AS RESTATED)
                                                          -------------    --------------    -------------    --------------
Net Revenues                                               $    59,588      $     39,866      $   182,099      $    128,346
Costs and expenses:
    Costs of revenues, including amortization of                 7,858             3,720           22,660            11,447
     intangibles of $2,411 and $752 for the three
     months ended December 31, 2004 and 2003,
     respectively, and $6,370 and $3,319 for the
     twelve months ended December 31, 2004 and 2003,
     respectively
    Research and development                                     8,948             5,141           28,652            17,217
    Selling and marketing                                       13,673             7,592           42,226            27,007
    General and administrative                                   8,233             5,801           25,501            19,385
    Deferred compensation expense relating to Globetrotter          --               527              185             2,656
    In-process research and development                             --                --            5,400               624
    Impairment losses (gains) on investments                        --               224            4,258             4,368
                                                          -------------    --------------    -------------    --------------

       Total costs and expenses                                 38,712            23,005          128,882            82,704
                                                          -------------    --------------    -------------    --------------

Income before interest and income taxes                         20,876            16,861           53,217            45,642
Interest and other income, net                                   1,705               957            4,173             3,852
                                                          -------------    --------------    -------------    --------------

Income before income taxes                                      22,581            17,818           57,390            49,494
Income taxes                                                     6,786             9,882           20,660            22,553
                                                          -------------    --------------    -------------    --------------

Net income                                                 $    15,795      $      7,936      $    36,730      $     26,941
                                                          =============    ==============    =============    ==============

Diluted earnings per share                                 $      0.31      $       0.16      $      0.73      $       0.54
                                                          =============    ==============    =============    ==============

Shares used in computing diluted earnings per share             51,282            50,003           50,619            49,518
                                                          =============    ==============    =============    ==============


                                           MACROVISION CORPORATION AND SUBSIDIARIES
                 PRO FORMA RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (1) (2)
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    THREE MONTHS                       TWELVE MONTHS
                                                                 ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                          -------------------------------    -------------------------------
                                                               2004            2003              2004             2003
                                                                           (AS RESTATED)                      (AS RESTATED)
                                                          -------------    --------------    -------------    --------------

Net income                                                 $    15,795      $      7,936      $    36,730      $     26,941
Add:
   Adjustment to pro forma tax rate                             (1,343)            1,810              (67)             (393)
   Amortization of intangibles from acquisitions (net            1,690               538            4,655             2,125
   of taxes)
   Deferred compensation expense relating to                        --               527              185             2,656
   Globetrotter
   In-process research and development (net of taxes)               --                --            3,456               349
   Impairment losses on investments (net of taxes)                  --               125            2,725             2,446
                                                          -------------    --------------    -------------    --------------

Pro forma net income                                       $    16,142      $     10,936      $    47,684      $     34,124
                                                          =============    ==============    =============    ==============

Diluted earnings per share reconciliation:
Net income                                                 $      0.31      $       0.16      $      0.73      $       0.54
Add:
   Adjustment to pro forma tax rate                              (0.03)             0.04               --             (0.01)
   Amortization of intangibles from acquisitions (net             0.03              0.01             0.09              0.04
   of taxes)
   Deferred compensation expense relating to                        --              0.01               --              0.06
   Globetrotter
   In-process research and development (net of taxes)               --                --             0.07              0.01
   Impairment losses on investments (net of taxes)                  --                --             0.05              0.05
                                                          -------------    --------------    -------------    --------------

    Pro forma diluted earnings per share                   $      0.31      $       0.22      $      0.94      $       0.69
                                                          =============    ==============    =============    ==============

Shares used in computing diluted earnings per share             51,282            50,003           50,619            49,518
                                                          =============    ==============    =============    ==============

NOTES:
        (1)     Pro forma results for the three and twelve months ended December 31, 2004 and 2003 are presented for information purposes only. These results present the operating results of Macrovision Corporation, excluding costs associated with amortization of intangibles from acquisitions, amortization of capitalized patents from our acquisition of TTR's assets in the second quarter of 2003, deferred compensation expense, write-offs of in-process research and development, adjustments for changes to our tax rate, and impairment gains and losses on investments. These costs were $347 for the three month period ended December 31, 2004, and $10,954 for the twelve month period ending December 31, 2004, net of taxes when applicable, using the Company's effective rate. The amortization expense for capitalized TTR patents included in cost of revenues was $229 and $904 for the three and twelve months ended December 31, 2004, respectively. The format presented above is not in accordance with Generally Accepted Accounting Principles.
        (2)     While preparing our 2004 financial statements, we became aware of an understatement of tax expense in the fourth quarter of 2003 of approximately $2.8 million, for which we are voluntarily restating our previously issued financial statements for 2003.


MVSN 4Q04 EARNINGS RELEASE                                      --MORE--                                              PAGE 4
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

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

                    MACROVISION CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)


                                                             DECEMBER 31,            DECEMBER 31,
                                                                2004                     2003
                                                                                    (AS RESTATED)
                                                         -------------------     -------------------
ASSETS
    Cash and cash equivalents                             $         105,816       $          27,918
    Short-term investments                                          101,299                  95,563
    Accounts receivable, net                                         41,468                  30,169
     Prepaid expenses and other assets                               12,643                  15,079
                                                         -------------------     -------------------

       Total Current Assets                                         261,226                 168,729

    Property and equipment, net                                       9,295                   6,689
    Patents and other intangibles, net                               10,870                  10,826
    Long-term marketable investment securities                       47,414                 146,151
    Goodwill                                                         74,529                  28,630
     Other intangibles from acquisitions, net                        31,185                   8,512
    Other assets                                                     17,954                  16,029
                                                         -------------------     -------------------

       TOTAL ASSETS                                       $         452,473       $         385,566
                                                         ===================     ===================

LIABILITIES
    Accounts payable                                      $           5,907       $           4,457
    Accrued expenses and income taxes payable                        32,622                  28,691
    Deferred revenue                                                 14,604                  10,333
                                                         -------------------     -------------------

       Total Current Liabilities                                     53,133                  43,481

     Other liabilities                                                  979                     874
                                                         -------------------     -------------------

       TOTAL LIABILITIES                                             54,112                  44,355

STOCKHOLDERS' EQUITY                                                398,361                 341,211
                                                         -------------------     -------------------


TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                  $         452,473       $         385,566
                                                         ===================     ===================

MVSN 4Q04 EARNINGS RELEASE           --END--                              PAGE 5
FEBRUARY 28, 2005